SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Annual Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           INVESTMENT ASSOCIATES, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  $125  per  Exchange  Act  Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule  14A.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and O-11.

     1)  Title of each class of  securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applied:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:_______________________________________________
     2)   Form Schedule or Registration Statement No.:__________________________
     3)   Filing Party:_________________________________________________________
     4)   Date Filed:___________________________________________________________

                           NOTICE OF ANNUAL MEETING OF
                   SHAREHOLDERS OF INVESTMENT ASSOCIATES INC.

To the Shareholders of INVESTMENT ASSOCIATES INC.:

     The Annual Meeting of Shareholders will be held at the offices of R.D. Capital, Inc., located at Suite 104 - 1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6, on September 18, 2000, at 9:00 AM for the purposes of:

         1.       To elect a Board of Directors for the ensuing year.

         2. To ratify the appointment of Cordovano & Harvey, P.C. as the Company's independent auditor for the fiscal year ending September 30, 2000.

     August 31, 2000 has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of common stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

     All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                                      By Order of the Board of Directors

                                      s/Robert Hemmerling
                                      -------------------------------------
                                      Robert Hemmerling, Secretary

Dated: September 8, 2000.



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                             YOUR VOTE IS IMPORTANT
                             ----------------------

          YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

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                                 PROXY STATEMENT
                                       OF
                           INVESTMENT ASSOCIATES INC.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of INVESTMENT ASSOCIATES INC. (the "Corporation") for use at the annual meeting of shareholders to be held at 9:00 AM, September 18, 2000, at the offices of R.D. Capital, Inc., located at Suite 104 - 1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The statement and the proxy were first mailed to shareholders on or about September 8, 2000.

                         Voting Rights and Vote Required

     Shareholders at the close of business on August 31, 2000, the record date, are entitled to vote at the meeting. On that date, 1,000,000 shares of stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date. The presence in person or by proxy of the holders of a majority of the Corporation's outstanding shares constitutes a quorum for the transaction of business at the meeting.

     Each share is entitled to one vote. Cumulative voting is not permitted. In the election of directors, the two (2) nominees receiving the highest number of votes will be elected.

                                Voting of Proxies

     The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the shareholders' choices specified therein; except that where no choices have been specified, the shares will be voted: (a) "FOR" the election of the nominees to serve as directors of and for the Corporation; and (b) "FOR" the appointment of auditor for the Corporation.

     The Board of Directors of the Corporation knows of no matters to be brought before the meeting other than those indicated in this Proxy Statement. If, however, any other matters of which the Board of Directors is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

                              Revocability of Proxy

     The delivery of an executed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation or by another proxy subsequently executed and presented at the meeting at any time prior to the actual voting or by attendance and voting at the meeting.

                             Principal Shareholders

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the holders which are known by the Company to own beneficially more than 5% of any class of its voting shares as of August 31, 2000, the record date:

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Title of Class       Name and Address of     Amount and Nature of     Percent of
                      Beneficial Owner       Beneficial Ownership        Class
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Common         David Ward                           304,000              30.4%
               4531 Granville Avenue
               Richmond, British Columbia
               Canada V7C 1E3

Common         Robert Hemmerling                    304,000              30.4%
               1908 Horizon Drive
               Kelowna, British Columbia
               Canada V1Z 3L3

Common         All Officers and
               Directors as a Group                 608,000              60.8%
               (2 Persons)
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     The shareholders listed above represent all of the Company's officers and directors. Each such shareholder has indicated that he intends to vote in favor of all of the Proposals submitted herein. Therefore, approval of the two Proposals included herein is assured.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

     The number of directors to be elected at the meeting to hold office for the ensuing year and until their successors are elected and qualified is two (2). It is the intention of the proxy holders named in the enclosed form of proxy to vote such proxies (except those containing contrary instructions) for the two
(2) nominees named below, all two (2) of whom are presently directors.

     The Board of Directors does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the meeting, the proxy holders reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

     Nominees. The nominees for election to the office of director are set forth below:

     Mr. David Ward, nominee for Chairman of the Board: David Ward, President and a director of the Company, was appointed to his positions with the Company in July 1997. In addition to his positions with the Company, since July 1992, Mr. Ward has been self-employed as a business consultant, providing management consulting services for various private companies in the construction and service industries. Mr. Ward received a Bachelors Degree in

Commerce from the University of British Columbia in 1984 and a Professional Teaching Certificate from the University of British Columbia in 1987.

     Mr. Robert Hemmerling, nominee for Director: Robert Hemmerling, Secretary, Treasurer and a director of the Company, was appointed to his positions with the Company in July 1997. In addition to his positions with the Company, since September 1996, Mr. Hemmerling has been employed with Strathmore Resources, Ltd., Kelowna, British Columbia in the investor relations department. Strathmore Resources is engaged in the business of acquiring and developing uranium properties.

PROPOSAL NO. 2:  APPOINTMENT OF AUDITOR

     Management of the Company has selected Cordovano & Harvey, P.C., 201 Steele Street, Suite 300, Denver, Colorado, 80206, United States, to act as the Company's independent auditor for the fiscal year ended September 30, 2000, subject to ratification by shareholders holding a majority of the issued and outstanding shares of the Company. The person(s) named in the enclosed Proxy will vote for the appointment of Cordovano & Harvey, P.C. as Auditor of the Corporation to audit the Company's Financial Statements for the fiscal year ending September 30, 2000.

                           ANNUAL REPORT (FORM 10-KSB)

     The Company undertakes on written request to provide, without charge, each person from whom the accompanying Proxy is solicited with a copy of the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000, to be filed with the Securities and Exchange Commission prior to December 29, 2000. Any Exhibits will also be available for a small charge. Requests should be addressed to Investment Associates, Inc., Suite 104-1456, St. Paul St., Kelowna, British Columbia, Canada V1Y 2E6.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants for the year ended September 30, 2000, are Cordovano & Harvey, P.C., subject to the approval of Proposal No. 2, above. Representatives of Cordovano & Harvey P.C. are not expected to be present at the meeting. The Board of Directors reviewed the fiscal 2000 audit plan and approved the performance of non-audit services by Cordovano & Harvey P.C. and have concluded that the performance of such non-audit services would not impair the independence of the firm.

                        INCORPORATION OF OTHER MATERIALS

     The Company's Form 10-QSB for the quarters ended December 31, 1999, March 31, 2000 and June 30, 2000, are incorporated herein by reference, a copy of which may be obtained, upon written request, addressed to Investment Associates, Inc., Suite 104-1456, St. Paul St., Kelowna, British Columbia, Canada V1Y 2E6.

     It should also be noted that all documents subsequently filed by the Company pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act, prior to September 18, 2000, the date of the Shareholders Meeting, shall be deemed to be incorporated by reference into this proxy statement.

                                  OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. However, if any other business is brought before the meeting, the proxies solicited hereby will be voted in the discretion of management.

     Any shareholder proposal intended to be presented at the Special Meeting of Shareholders should be sent to the Company, Attention: Corporate Secretary, and must be received not later than September 15, 2000.

     The cost of soliciting proxies will be borne by the Company. The Company has not retained any third party to assist in the solicitation of proxies and the Company does not expect to pay any compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries will be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     On August 31, 2000, the record date fixed for determination of voting rights, the Company had outstanding 1,000,000 shares of Common Stock, each share having one vote.

     Cumulative voting of the Company's Common Stock is prohibited pursuant to the Company's Bylaws.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

     It is important, to secure a quorum, that your stock be represented at this Meeting regardless of the number of shares held by you. Even if you do not expect to be present, please sign, date and return the enclosed proxy promptly.

                                     By Order of the Board of Directors

                                     s/Robert Hemmerling

                                     Robert Hemmerling, Secretary

Dated:  September 8, 2000

                                      PROXY

                           INVESTMENT ASSOCIATES INC.

     The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints David Ward and Bob Hemmerling, and each of them, with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

          Type of meeting:     Annual
          Date of meeting:     September 18, 2000
          Place of meeting:    Suite 104 - 1456 St. Paul Street, Kelowna,
                               British Columbia, Canada V1Y 2E6

PROPOSALS:  (FOR  FULL  DETAIL  OF EACH  ITEM,  PLEASE  SEE THE  ENCLOSED  PROXY
STATEMENT)

   Proposal No. 1. Election of Directors: Election of the following nominees as Directors of the Company:
                                    FOR         AGAINST       ABSTAIN

           David Ward               [ ]           [ ]           [ ]
           Robert Hemmerling        [ ]           [ ]           [ ]

   Proposal No. 2. Ratification of Appointment of Independent Auditor. The Company has selected the firm of Cordovano & Harvey, P.C. to act as its independent auditor for the fiscal year ending September 30, 2000.

                    FOR [ ]       AGAINST [ ]       ABSTAIN [ ]

     IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

     The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on September 18, 2000.

      Dated: _________________, 2000
                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Print name of Shareholder

Number and class of shares held: ___________

     INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.